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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):    July 24, 2000

                              VIRATA CORPORATION

            (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       000-28157                         77-0521696
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
         Incorporation)

                       2933 BUNKER HILL LANE, SUITE 201
                        SANTA CLARA, CALIFORNIA  95054

              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code:  (408) 566-1000

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Item 5.  Other Events.
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     Acquisition of Agranat Systems, Inc.

     On July 25, 2000, Virata Corporation, a Delaware corporation (the "Registrant"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which the Registrant will acquire Agranat Systems, Inc., a Massachusetts corporation ("Agranat"), in a stock-for-stock transaction, with an aggregate purchase price of approximately $27 million. The transaction will be accounted for under the purchase method of accounting. A copy of the Merger Agreement is attached hereto as Exhibit 2.1.

     The Merger Agreement sets forth the terms and conditions of the merger of a wholly owned subsidiary of Registrant with and into Agranat. Upon consummation of the proposed acquisition, Agranat shall become a wholly owned subsidiary of Registrant. Upon the closing of the transaction, each holder of Agranat capital stock will receive approximately 0.178 shares of the Registrant's common stock in exchange for each share held and each holder of Agranat warrants will receive
0.176 shares of the Registrant's common stock in exchange for each warrant held. Registrant will issue approximately 492,000 shares of its common stock for all of Agranat's issued and outstanding shares of capital stock and options and warrants to purchase shares of Agranat capital stock. Ten percent of the shares of the Registrant common stock to be issued pursuant to the acquisition will be placed in an escrow. In addition, affiliates of Agranat holding more than 50% of Agranat's capital stock have agreed to vote in favor of the merger.

     Consummation of the merger is subject to a number of customary conditions, including the approval of the merger by the shareholders of Agranat. The merger is expected to close in the third quarter of calendar 2000. A copy of the press release announcing this transaction is included herein as Exhibit 99.1 and is incorporated by reference into this Item 5.
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Item 7.    Financial Statements, Pro Forma and Exhibits.
           ---------------------------------------------

(c)  Exhibits

     Exhibit No.     Description
     -----------     -----------
     2.1             Agreement and Plan of Merger dated as of July 24, 2000
                     among Virata Corporation, Agranat Systems, Inc., Agranat
                     Acquisition, Inc. and Owen Robbins, as Securityholder
                     Agent.

     99.1            Press Release issued July 25, 2000.
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of August 3, 2000


                                       VIRATA CORPORATION

                                       By:     /s/ Andrew M. Vought
                                          -------------------------------
                                          Andrew M. Vought
                                          Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------------------------------------------------------
2.1                 Agreement and Plan of Merger dated as of July 24, 2000 among
                    Virata Corporation, Agranat Systems, Inc., Agranat
                    Acquisition, Inc. and Owen Robbins, as Securityholder Agent.

99.1                Press Release issued July 25, 2000.
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